                                                                   EXHIBIT 10.22


                                                     Service Agreement No. 38113
                                                         Control No. 930905-0031


                             FTS SERVICE AGREEMENT


         THIS AGREEMENT, made and entered into this 1st day of November, 1993, by and between COLUMBIA GAS TRANSMISSION CORPORATION ("Seller") and MOUNTAINEER GAS COMPANY (if Buyer").

         WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

         Section 1. Service to be Rendered. Seller shall perform and Buyer shall receive service in accordance with the provisions of the effective FTS Rate Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Seller to deliver gas hereunder to or for Buyer, the designation of the points of delivery at which Seller shall deliver or cause gas to be delivered to or for Buyer, and the points of receipt at which Buyer shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.102 of Subpart B of the Commission's regulations. Buyer warrants that service hereunder is being provided on behalf of MOUNTAINEER GAS COMPANY, a local distribution company.

         Section 2. Term. Service under this Agreement shall commence as of November 1, 1993, and shall continue in full force and effect until October 31, 2004, and from year-to-year thereafter unless terminated by either party upon six (6) months' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.

         Section 3. Rates. Buyer shall pay Seller the charges and furnish Retainage as described in the above- referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

         Section 4. Notices. Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273,
Attention:  Director, Transportation and

Exchange and notices to Buyer shall be addressed to it at 414 Summers St., Charleston, WV 25301, Attention: Karen M. Macon, until changed by either party by written notice.

         Section 5. Prior Service Agreements. This Agreement is being entered into by the parties hereto pursuant to the Commission's Order No. 636 and its orders dated July 14, 1993 and September 29, 1993, with respect to Seller's Order No. 636 compliance filing and relates to the following existing Service
Agreements:

         FTS Service Agreement No. 34550, effective November 1, 1989, as it may have been amended, providing for transportation service under the FTS Rate Schedule.

         CDS Service Agreement No. 36057, effective November 1, 1989, as it may have been amended, providing for a bundled sales, transportation and storage service under the CDS Rate Schedule.

The terms of Service Agreement No. 38113 shall become effective as of the effective date hereof, however, the parties agree that neither the execution nor the performance of Service Agreement 38113 shall prejudice any recoupment or other rights that Buyer may have under or with respect to the above-referenced Service Agreements.

MOUNTAINEER GAS COMPANY                 COLUMBIA GAS TRANSMISSION
                                        CORPORATION


By       /s/ Richard Grant              By      /s/ S.M. Warnick
    --------------------------------      ------------------------------------

Title    President                      Title   Vice President
     -------------------------------          --------------------------------

                                                   Revision No.
                                                   Control No. 1993-09-05 - 0031

                     Appendix A to Service Agreement No.
                        38113 Under Rate Schedule FTS

         Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) MOUNTAINEER GAS CO



                Transportation Demand           71,107   Dth/day


                             Primary Receipt Points







 Scheduling     Scheduling                  Measuring             Measuring            Maximum Daily
 Point No.      Point Name                  Point No.             Point Name        Quantity (Dth/Day)
-------------------------------------------------------------------------------------------------------
 A02            FLAT TOP AGGREG PT          A02                                             3,671
 B9             BROAD RUN                   B9                                              4,731
 801            TCO-LEACH                   801                                            62,705

                                                   Revision No.
                                                   Control No. 1993-09-05 - 0031

                     Appendix A to Service Agreement No.
                        38113 Under Rate Schedule FTS

         Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) MOUNTAINEER GAS CO



                            Primary Delivery Points







Scheduling    Scheduling                      Measuring             Measuring                Maximum Daily
Point No.     Point Name                      Point No.             Point Name             Quantity (Dth/Day)
---------------------------------------------------------------------------------------------------------------
27            MOUNTAINEER OP-03               27                                                 71,107

28            MOUNTAINEER OP-10               28                                                    392

29            MOUNTAINEER OP-08               29                                                 71,107

                                                   Revision No.
                                                   Control No. 1993-09-05 - 0031

                     Appendix A to Service Agreement No.
                        38113 Under Rate Schedule FTS

         Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) MOUNTAINEER GAS CO




GFNT / ALL GAS SHALL BE DELIVERED AT EXISTING POINTS OF INTERCONNECTION WITHIN THE MDDO'S IN SELLER'S CURRENTLY EFFECTIVE SST SERVICE AGREEMENT WITH BUYER, WHICH FOR SUCH POINTS SET FORTH ARE INCORPORATED HEREIN BY REFERENCE.

                                                   Revision No.
                                                   Control No. 1993-09-05 - 0031

                     Appendix A to Service Agreement No.
                        38113 Under Rate Schedule FTS

         Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) MOUNTAINEER GAS CO




The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Seller's Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.


Service charges pursuant to this Appendix A shall become effective as of NOVEMBER 01, 1993. This Appendix A shall cancel and supersede the previous
Appendix A effective as of               N/A               , to the Service
Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.


MOUNTAINEER GAS CO


By     /s/ Richard Grant
   ----------------------------------------

Its    President
     --------------------------------------

Date   2/14/94
    ---------------------------------------


COLUMBIA GAS TRANSMISSION CORPORATION


By     /s/ S.M. Warnick
     --------------------------------------

Its    Vice President
     --------------------------------------

Date   2/14/94
    ---------------------------------------